                                                                  Exhibit 23.1.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-1 of our report dated May 31, 1996, on our audits of the financial statements of Landers Auto Sales, Inc. We also consent to the reference to our firm under the caption "Experts".

                                          /s/ Coopers & Lybrand L.L.P.
                                          Coopers & Lybrand L.L.P.

Princeton, New Jersey
July 31, 1996